UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT

       Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) July 7, 1997 (May 27, 1997)




                     ENVIRONMENTAL REMEDIATION HOLDING CORP.
             (Exact name of registrant as specified in its charter)


          Colorado                   33-21567                    88-0218499
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            file number)              Identification No.)




           420 Jericho Parkway, Suite 321
                    Jericho, NY                                      11753
       (Address of principal executive offices)                    (Zip Code)




Registrant's telephone number, including area code:    (516) 433-4730

Item 5. Other Events

Memorandum  of Agreement Made Between  The Government of the Democratic Republic
of Sao Tome and  Principe and  Environmental   Redediation Holding  Corp. a U.S.
public company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Environmental Remediation Holding Corp.
                                              (Registrant)



Dated: July 7, 1997


                                   By:   /s/Noreen G. Wilson
                                         Noreen G. Wilson
                                         Vice President